Rule 497(e)
                                                               File Nos. 2-80886
                                                                   and 811-03626




                                 CITIZENS FUNDS
                                  on behalf of
                         Citizens Ultra Short Bond Fund

                        Supplement dated July 13, 2005 to
                        Prospectus dated August 27, 2004



On July 5, 2005, the Board of Trustees of Citizens Funds, on behalf of the Citizens Ultra Short Bond Fund (the "Fund"), approved the termination and liquidation of the Fund. Effective July 25, 2005, the Fund will no longer be accepting purchase requests for its shares. The Fund will be liquidated on or about August 22, 2005.

In order to achieve an orderly liquidation, all or a substantial portion the Fund's assets will be converted into cash and/or money market securities prior to August 22, 2005. After that conversion, the Fund would no longer be pursuing its stated investment objective.